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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                June 2, 1998
                            --------------------
              Date of Report (Date of earliest event reported)



                               CIENA Corporation
                         ---------------------------
             (Exact name of registrant as specified in its charter)



                 Delaware               0-21969        23-2725311
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       (State or other jurisdiction   (Commission     (IRS Employer
            of incorporation)          File No.)   Identification No.)



               1201 Winterson Road, Linthicum, Maryland 21090
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           (Address of principal executive offices)    (Zip Code)



             Registrant's telephone number, including area code:
                                (410) 865-8500
            ----------------------------------------------------


                                Not applicable
                 ------------------------------------------
         (Former name or former address, if changed since last report)


                           Exhibit Index on Page  5
                                                 ----



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Item 5.          Other Events.

                 On June 2, 1998, CIENA Corporation ("CIENA") and Tellabs, Inc. ("Tellabs") announced that they had reached a definitive merger agreement in a transaction expected to be a tax free reorganization and a pooling of interests for accounting purposes. Under an Agreement and Plan of Merger entered into between the parties on June 2, 1998 (the "Merger Agreement"), each outstanding share of CIENA common stock will be converted into the right to receive one share of Tellabs common stock, and CIENA will become a wholly-owned subsidiary of Tellabs, Inc. The combined company will retain the Tellabs, Inc. name and will be based at Tellabs headquarters in Lisle, Illinois.

                 Consummation of the Merger is subject to a number of conditions including approval by the stockholders of CIENA and Tellabs, and the receipt of all regulatory approvals.

                 In connection with the Merger Agreement, CIENA and Tellabs entered into a Stock Option Agreement, also dated as of June 2, 1998 (the "Stock Option Agreement") pursuant to which CIENA granted Tellabs an option to purchase up to 19.9% of CIENA's common stock upon the occurrence of certain events, including the acquisition of 20% or more of CIENA's stock by any other party.

                 Also, in connection with the Merger Agreement, CIENA has amended its Shareholder Rights Agreement dated December 29, 1997 to provide that the provisions of the Rights Agreement will not be applicable to the transactions contemplated by the Merger.

                 The press release issued by CIENA and Tellabs with respect to the announcement of the Merger Agreement is included as Exhibit 99.1 hereto.

                 The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                 2.1. Agreement and Plan of Merger, dated as of June 2, 1998, among CIENA, Tellabs and White Oak Merger Corp. ("White Oak"), including Exhibits 5.5(a) and 5.5(b) thereto.

                 2.2. Stock Option Agreement, dated as of June 2, 1998, between CIENA and Tellabs.
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                 4.3.     First Amendment to CIENA Rights Agreement, dated as
of June 2, 1998 between CIENA and BankBoston, N.A.

                 99.1     Press Release, dated June 3, 1998.





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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CIENA Corporation




Date:  June 3, 1998                      By:   /s/ G. Eric Georgatos
                                            ------------------------
                                            G. Eric Georgatos
                                            Vice-President, General Counsel
                                             and Secretary





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                                 EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------
   2.1.                 Agreement and Plan of Merger, dated as of June 2, 1998,
                        among CIENA, Tellabs and White Oak, including Exhibits
                        5.5(a) and 5.5(b) thereto.

   2.2.                 Stock Option Agreement, dated as of June 2, 1998, between
                        CIENA and Tellabs.

   4.3.                 First Amendment to CIENA Rights Agreement, dated as of
                        June 2, 1998 between CIENA and BankBoston, N.A.

   99.1                 Press Release, dated June 3, 1998.





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